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                                       CONSENT


    I, Mike McGetrick, hereby consent to the use of my name as a director nominee in the Registration Statement (No. 333-06151) filed by MetroGolf Incorporated.




Dated:  August 15, 1996                /s/ MIKE McGETRICK
                                       --------------------------------
                                       Mike McGetrick